SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC 20549


                         Form 8-K/A

       Current Report Pursuant to Section 13 or 15(d)
           Of the Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event Reported) February 18, 2003


                    Le Gourmet Co., Inc.
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   (Exact name of registrant as specified in its charter)


       Nevada                                      75-3025152
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   (State or other         (Commission             (I.R.S. Employer
    jurisdiction of         File Number)          Identification No.)
      formation)

   8343 East Earll, Scottsdale, Arizona            85251
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  (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code (602) 628-4915
                                              ---------------------


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(Former name or former address, if changed since last report)




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Item 5.  Other Events


     The Registrant named Dominique Einhorn Vice President -
Business Development, and in consideration of Mr. Einhorn joining the Company the Company issue Mr. Einhorn 1,000,000 shares of Common Stock of the Company.

     The Registrant also named Estelle Reyna Vice President
- Creative Design and in consideration of Ms. Reyna joining the Company the Company issue Ms. Reyna 1,000,000 shares of Common Stock of the Company.


     The Registrant increased the size of its Board of Directors to three members and named Dominique Einhorn as a director.

     The Board of Directors of the Registrant has unanimously approved a dividend to each of the holders of Common Stock of the Company, such that each shareholder receive four shares of Common Stock for each shares then owned with a record date of February 28, 2003 and a distribution date of March 3, 2003. No action shall be required by the shareholders for this distribution.


Signatures:

     Pursuant  to the  requirements  of the  Securities
Exchange  Act of  1934,  the
Registrant has duly caused this report to be signed by the undersigned duly authorized.

                   Le Gourmet Co., Inc.
                  ------------------------
                      (Registrant)

Date:  February 18, 2003


/s/ Michelle Quinlan
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Michelle Quinlan, President











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